SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




                                August 16, 2002
                              ---------------------
                                 Date of Report
                        (Date of Earliest Event Reported)



                           Milinx Business Group, Inc.
                           ---------------------------
             (Exact Name of Registrant as Specified in its Charter)



                                  P-O Box 5126
                               Danville, CA 94526
                               ------------------
                    (Address of principal executive offices)



                                   925-736-3413
                                  ------------
                          Registrant's telephone number





        Delaware                    000-26421                    91-1954074
------------------------     ----------------------          -----------------
(State of Incorporation)    (Commission File Number)        (I.R.S. Employer)





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ITEM 3.  BANKRUPTCY OR RECEIVERSHIP



On August 16, 2002, Milinx Business Group, Inc filed voluntary petitions for reorganization under Chapter 11 of the United States Bankruptcy Code (the "Code"). The filings were made in the United States Bankruptcy Court in the Western District of the State of Washington.



SIGNATURES



 Milinx Business Group, Inc.                                         Date
 ---------------------------                                         ----



 /s/ John Erickson                                             August 16, 2002
 ---------------------------
 John Erickson, Director



 /s/ Robert A. Zielinski                                       August 16, 2002
 ----------------------------
 Robert A. Zielinski



 /s/ Joseph Edmunds                                            August 16, 2002
 ----------------------------
 Joseph Edmunds